Suite 900
                                                      625 Eden Park Drive
                                                      Cincinnati, OH  45202-4181
                                                      513 762-5000
                                                      FAX 513 241-6125

FINANCIAL STATEMENTS AND
REPORT OF INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS                                    Grant Thornton

SUPERIOR PHARMACEUTICAL COMPANY

December 31, 1996, 1995 and 1994






                                    CONTENTS


                                                                            Page

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                           3


FINANCIAL STATEMENTS

  BALANCE SHEETS                                                             4

  STATEMENTS OF EARNINGS                                                     5

  STATEMENTS OF RETAINED EARNINGS                                            6

  STATEMENTS OF CASH FLOWS                                                   7

  NOTES TO FINANCIAL STATEMENTS                                              8






                                                      Suite 900
                                                      625 Eden Park Drive
                                                      Cincinnati, OH  45202-4181
                                                      513 762-5000
                                                      FAX 513 241-6125



                                                      Grant Thornton



Board of Directors

Superior Pharmaceutical Company

We have audited the balance sheet of Superior Pharmaceutical Company as of December 31, 1996 and 1995 and the related statements of earnings, statement of retained earnings, and cash flows for each of the three years ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Superior Pharmaceutical Company as of December 31, 1996 and 1995 and the results of its operations and cash flows for each of the three years ended December 31, 1996, in conformity with generally accepted accounting principles.




/s/ Grant Thornton LLP
-----------------------

Cincinnati, Ohio
January 24, 1997






                         SUPERIOR PHARMACEUTICAL COMPANY

                                 BALANCE SHEETS

                                  December 31,


         ASSETS                                                                 1996                1995
                                                                                ----                ----
CURRENT ASSETS Accounts receivable:
    Trade (net of allowance of $47,483 and $15,120 at
      December 31, 1996 and 1995, respectively)                         $  3,558,227        $  3,012,126
    Related party - CMS, Inc.                                                     62              16,073
    Related party - SPC Properties Limited                                    76,797               -
    Employees                                                                 12,281               5,587
    Rebates                                                                  511,475             471,950
                                                                        ------------        ------------
                                                                           4,158,842           3,505,736
  Inventory                                                                7,563,845           4,922,969
  Deposit                                                                     91,825                  -
                                                                        ------------        ------------

         Total current assets                                             11,814,512           8,428,705

PROPERTY AND EQUIPMENT - AT COST
  Office equipment                                                           422,161             337,690
  Computer equipment                                                         265,125             241,585
  Leasehold improvements                                                      22,813                  -
                                                                        ------------        ------------
                                                                             710,099             579,275

    Less accumulated depreciation and amortization                           308,790             208,035
                                                                        ------------        ------------
                                                                             401,309             371,240

OTHER ASSETS
  Prepaid expenses and other                                                   4,704               4,704
  Organizational fees (net of amortization of $15,000 and
    $14,250 at December 31, 1996 and 1995, respectively)                          -                  750
                                                                        ------------        ------------
                                                                               4,704               5,454
                                                                        ------------        ------------

                                                                        $ 12,220,525        $  8,805,399
                                                                        ============        ============










         LIABILITIES                                                             1996                1995
                                                                                 ----                ----



CURRENT LIABILITIES
  Bank overdraft                                                        $     790,823         $   927,302
  Line of credit                                                            5,689,074           3,612,308
  Current portion of note payable - bank                                           -               40,000
  Accounts payable - trade                                                  1,926,104           1,289,093
  Accrued expenses                                                            276,052             244,126
                                                                        -------------         -----------

         Total current liabilities                                          8,682,053           6,112,829




NOTE PAYABLE - BANK                                                                -              126,667



COMMITMENTS                                                                        -                   -



STOCKHOLDERS' EQUITY
  Common stock - authorized, 750 shares without par value; 200 shares issued and outstanding
    at stated value of $5 per share                                             1,000               1,000
  Retained earnings                                                         3,537,472           2,564,903
                                                                        -------------         -----------
                                                                            3,538,472           2,565,903
                                                                        -------------         -----------

                                                                        $  12,220,525         $ 8,805,399
                                                                        =============         ===========


        The accompanying notes are an integral part of these statements.

                                        4







                         SUPERIOR PHARMACEUTICAL COMPANY

                              STATEMENT OF EARNINGS

                        For the years ended December 31,


                                                                         1996               1995                1994
                                                                         ----               ----                ----
Net sales                                                            $32,221,784        $22,256,212         $25,851,601
Cost of goods sold                                                    24,849,369         16,528,309          18,206,039
                                                                    ------------       ------------        ------------
         Gross profit on sales                                         7,372,415          5,727,903           7,645,562

Operating expenses
  Salaries and wages                                                   2,083,354          1,815,325           1,676,820
  401(k) and profit-sharing                                               67,875             73,786              76,466
  Advertising and promotion                                              110,511             92,278             346,653
  Rebates                                                                123,048             30,416              31,560
  Maintenance                                                             81,140             53,527              73,076
  Depreciation                                                           100,755             90,110              52,620
  Automobiles                                                             23,062             28,107              16,539
  Rent                                                                   368,452            311,264             112,283
  Utilities                                                              164,244            167,887             104,243
  Office expense                                                          66,965             62,426              81,058
  Professional fees                                                       96,651            130,333              60,017
  Insurance
    Officers' life                                                         9,567              3,759              12,477
    General                                                               20,621             19,954              21,133
    Health                                                               140,594            109,909              87,931
  Bad debts                                                              117,532             63,541             132,335
  Travel and entertainment                                                69,305             54,628              26,414
  Licenses and permits                                                     9,782              5,641               5,335
  City, property and payroll taxes                                       265,351            224,357             154,604
  Amortization                                                               750             13,418              28,000
  Unclassified                                                            40,737             32,429              26,569
                                                                    ------------       ------------        ------------
         Total operating expenses                                      3,960,296          3,383,095           3,126,133
                                                                    ------------       ------------        ------------

         Operating profit                                              3,412,119          2,344,808           4,519,429

Other income                                                              40,586              3,600                  -

Interest expense (Net of interest income of $311 in 1996,
  $57 in 1995 and $841 in 1994)                                         (382,658)          (315,447)           (241,145)
                                                                    ------------       ------------        ------------

         NET EARNINGS                                               $  3,070,047       $  2,032,961        $  4,278,284
                                                                    ============       ============        ============




        The accompanying notes are an integral part of these statements.

                                        5






                         SUPERIOR PHARMACEUTICAL COMPANY

                         STATEMENT OF RETAINED EARNINGS

              For the years ended December 31, 1996, 1995 and 1994


Balance at January 1, 1994                                        $1,814,961

Net earnings for the year                                          4,278,284
Distributions to shareholders                                     (2,221,770)

Balance at December 31, 1994                                       3,871,475

Net earnings for the year                                          2,032,961
Distributions to shareholders                                     (3,339,533)

Balance at December 31, 1995                                       2,564,903

Net earnings for the year                                          3,070,047
Distributions to shareholders                                     (2,097,478)

Balance at December 31, 1996                                      $3,537,472
                                                                   =========







        The accompanying notes are an integral part of these statements.

                                        6







                         SUPERIOR PHARMACEUTICAL COMPANY

                             STATEMENT OF CASH FLOWS

                         For the years ended December 31


                                                                            1996               1995                1994
                                                                            ----               ----                ----
Cash flows provided by operating activities:
  Net earnings                                                        $3,070,047         $2,032,961          $4,278,284
  Adjustments to reconcile net earnings to net cash
  used in operating activities:
    Depreciation and amortization                                        101,505            103,528              80,620
    Loss (gain) on sale of property and equipment                             -                (300)              2,629
    Changes in assets and liabilities:
      Accounts receivable                                               (653,106)           288,313            (544,539)
      Inventory                                                       (2,640,876)           120,330             326,328
      Deposits and prepaid expenses                                      (91,825)                -                1,730
      Accounts payable                                                   637,011         (1,755,625)            156,937
      Bank overdraft                                                    (136,479)           821,354              37,532
      Accrued expenses                                                    31,926             50,055             (18,926)
                                                                    ------------       ------------        ------------
         Net cash provided by operating activities                       318,203          1,660,615           4,320,595

Cash flows provided by (used in) investing activities:
  Purchase of property and equipment                                    (130,824)          (116,358)           (198,502)
  Proceeds from sale of property and equipment                                -                 300                  -
                                                                    ------------       ------------        ------------
         Net cash used in investing activities                          (130,824)          (116,058)           (198,502)

Cash flows provided by (used in) financing activities:
  Line of credit proceeds (payments) - net                             1,950,099          2,012,308          (1,900,323)
  Note payable - Bank proceeds                                                -             200,000                  -
  Note payable - Bank payments                                           (40,000)           (33,333)                 -
  Payment of debt to shareholders                                             -            (384,000)                 -
  Distributions                                                       (2,097,478)        (3,339,533)         (2,221,770)
                                                                    ------------       ------------        ------------
         Net cash used in financing activities                          (187,379)        (1,544,558)         (4,122,093)
                                                                    ------------       ------------        ------------

Net decrease in cash and cash at the end of the year               $          -       $          -        $          -
                                                                   =============      =============       ============

Cash paid during the year for:
  Interest                                                         $     374,596      $     291,523       $    241,145
                                                                   =============      =============       ============





        The accompanying notes are an integral part of these statements.

                                        7




                         SUPERIOR PHARMACEUTICAL COMPANY

                          NOTES TO FINANCIAL STATEMENTS

              For the years ended December 31, 1996, 1995 and 1994


NOTE A - SUMMARY OF ACCOUNTING POLICIES

    The   Company  is  engaged  in  the   wholesale   distribution   of  generic
    pharmaceuticals to pharmacies, physicians, hospitals and clinics throughout the United States.

    1.  Management Estimates and Assumptions

    In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    2.  Accounts Receivable

    The Company has established an allowance for doubtful accounts based on management estimates. If amounts become uncollectible, they will be charged to the allowance when that determination is made.

    The following table summarizes the activity in the allowance for doubtful accounts for fiscal 1996 and 1995.

    Balance at December 31, 1994                                    $  22,895
      Provision 1995                                                   63,541
      Accounts written off                                            (76,138)
      Recoveries                                                        4,822
                                                                    ---------
    Balance at December 31, 1995                                       15,120
      Provision 1996                                                  117,532
      Accounts written off                                           (116,996)
      Recoveries                                                       31,827
                                                                    ---------
    Balance at December 31, 1996                                    $  47,483
                                                                    =========

    3.  Inventory

    Inventory is stated at the lower of cost (first-in, first-out) or market.

    4.  Depreciation and Amortization

    Depreciation and amortization are provided over the estimated useful lives of the assets on a straight-line basis.

    5.  Accrued Rebates

    Accrued rebates represent incentives provided by suppliers based on purchases. Management has estimated its rebates to be received from suppliers based upon agreements and documented purchases throughout the year. Actual rebates received could be different due to market volatility and whether the Company continues purchasing from these suppliers.

                                        8




                         SUPERIOR PHARMACEUTICAL COMPANY

                          NOTES TO FINANCIAL STATEMENTS

              For the years ended December 31, 1996, 1995 and 1994


NOTE A - SUMMARY OF ACCOUNTING POLICIES (continued)

    6.  Reclassification

    Prior year amounts have been reclassified to conform to the current year presentation.


NOTE B - LINE OF CREDIT

    The Company has available a $7,500,000 line of credit ($6,000,000 in 1995), of which $5,689,074 is used at December 31, 1996 and $3,612,308 is used at December 31, 1995. The Company has the option of borrowing at prime, 8.25% at December 31, 1996 and 8.5% at December 31, 1995, or at LIBOR (the London Interbank Offered Rate) plus 2%. The LIBOR rate was 5.50% at December 31, 1996. In 1995, the additional rate ranged from 2% to 2.25% depending upon the length of the LIBOR contract. At December 31, 1995, $3,000,000 was borrowed at rates varying from 7.78% to 8.0872%. Additionally, $612,308 was outstanding at the bank's prime rate.

    Substantially all assets are pledged as collateral. The line of credit is personally guaranteed by all of the shareholders.

    The debt agreement contains several covenants. The most restrictive of which are to maintain working capital of $2,175,000 through December 31, 1996 and $2,350,000 thereafter, tangible net worth of $2,650,000 through December 31, 1996 and $2,750,000 thereafter, and a ratio of total liabilities to net worth of no greater than 3.25 to 1.0 through December 31, 1996 and 3.0 to
    1.0 thereafter. At December 31, 1996, the Company is in compliance with all covenants.

    This loan matures May 5, 1997.


NOTE C - NOTE PAYABLE - BANK

    The Company has a commercial loan note with a bank payable in monthly installments of $3,333 plus interest. Interest is 5.50% through February 1997. At that time, and annually thereafter, the interest rate may be adjusted to the prevailing Linked Deposit rate for a 12 month period.

    The loan is secured by substantially all of the assets of the company.

    Subsequent to December 31, 1996, the Company did not renew this note and the balance of $126,667 was rolled into the line of credit. The financial statements at December 31, 1996, include the $126,667 note in the line of credit balance.




                                        9



                         SUPERIOR PHARMACEUTICAL COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

              For the years ended December 31, 1996, 1995 and 1994


NOTE D - GUARANTEE OF DEBT

    In 1995, three shareholders personally borrowed $2,500,000 to purchase the shares of one other shareholder in a transaction effective January 1, 1995. The bank holds the shareholders' stock in the Company as collateral for this loan. The Company has guaranteed the payment of the debt should the shareholders default. The outstanding balance on this loan is $902,778 at December 31, 1996 and $1,736,111 at December 31, 1995.


NOTE E - RELATED PARTY - CMS, INC.

    The owners of the Company are also 40% owners of CMS, Inc. (Contract Medical Service, Inc.). For the years ended December 31, 1996, 1995 and 1994, the Company had sales of approximately $252,000, $192,000 and $406,000 to CMS, Inc. and had receivables of $62 and $16,073 at December 31, 1996 and 1995, respectively.


NOTE F - RENT AND RELATED PARTY

    In 1994, the shareholders of the Company formed SPC Properties Limited, a limited liability company, to build and own an office and warehouse facility. In March 1995, the Company entered into a lease agreement with SPC Properties Limited.

    The future minimum lease payments including any non-binding option periods at December 31, 1996 are as follows:

         1997                                              $  300,000
         1998                                                 300,000
         1999                                                 300,000
         2000                                                 350,000
         2001                                                 360,000
         Thereafter                                         5,375,000
                                                           ----------

                                                           $6,985,000

    SPC Properties Limited was paid $300,000 in 1996 and $243,550 in 1995.

    The Company also rents various other office space from unrelated companies. The future minimum lease payments at December 31, 1996 are as follows:

         1997                                              $   53,750
         1998                                                  14,400
         1999                                                  14,400
                                                           ----------
                                                           $   82,550



                                       10







                         SUPERIOR PHARMACEUTICAL COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

              For the years ended December 31, 1996, 1995 and 1994


NOTE G - DEPOSIT

    In December 1996, the Company placed a deposit of $91,825 on $893,685 of inventory to arrive in early January 1997.


NOTE H - INVESTMENT IN BUYING GROUP

    The Company owns one-fifteenth of Premier, Inc., which is a buying group of similar generic pharmaceutical distribution companies and hospital. The investment is recorded at cost, which approximates market.


NOTE I - STOCK AGREEMENTS

    The stockholders have each entered into an agreement amongst themselves to provide for the sale or purchase of the Company stock at an amount defined as the fair market of the stock at the end of the month preceding such sale.


NOTE J - NONCOMPETE AGREEMENT

    During 1993, the Company entered into a noncompete agreement with a competitor whose assets the Company purchased. A two year noncompete agreement was signed with the owner of the competitor for $50,000. This agreement became fully amortized in 1995.


NOTE K - 401(K) PROFIT SHARING PLAN

    The Company provides its employees a 401(k) profit sharing plan. Eligible participants must be twenty-one years old and have worked for one year. Employer matching and profit sharing contributions are discretionary. At December 31, 1996, 1995 and 1994, the Company matched $14,027, $13,786 and
    $10,741 and contributed $68,000, $60,000 and $65,725 in profit sharing.


NOTE L - INCOME TAXES

    The Company has elected Subchapter S status for income tax purposes. Therefore, the income of the Company is taxed on the shareholders' personal returns. Accordingly, no income tax expense has been charged to the Company. Had the income been taxed at the Company level, Federal income tax expense would have been approximately $1,000,000, $683,000 and $1,460,000 for the years ended December 31, 1996, 1995 and 1994.



                                       11




                         SUPERIOR PHARMACEUTICAL COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

              For the years ended December 31, 1996, 1995 and 1994


NOTE M - SUBSEQUENT EVENTS

    The Company has entered into discussions with a publicly traded company which may result in the Company being acquired by the publicly traded company. As of the date of this report, no final agreement has been signed.









                                       12